UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2006

                           SOUTHWEST COMMUNITY BANCORP
             Incorporated Under the Laws of the State of California


           000-50545                                 30-0136231
     Commission File Number               I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13.e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement

         The Company entered into various amendments to its employment-related agreements to conform them to Internal Revenue Code Section 409A.


Item 9.01.   Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

         Not Applicable.

(b) Pro Forma Financial Information

         Not Applicable.

(c) List of Exhibits

         10.5.1 Amendment to Executive Supplemental Compensation Agreement with Frank J. Mercardante dated April 19, 2006

         10.7.1 Amendment to Endorsement Method split Dollar Plan Agreement with Frank J. Mercardante dated April 19, 2006

         10.9.4 Second Amendment to Executive Supplemental Compensation Agreement with Stuart McFarland dated April 19, 2006

         10.10.3 Amendment to Endorsement Method Split Dollar Plan Agreement with Stuart McFarland dated April 19, 2006

         10.11.1 Amendment to the Stuart F. McFarland Employment Agreement dated April 19, 2006

         10.29.1 Amendment to the Alan J. Lane Employment Agreement dated April 19, 2006

         10.30.1 First Amendment to Executive Supplemental Compensation Agreement with Alan J. Lane dated April 28, 2005

         10.30.2 Second Amendment to Executive Supplemental Compensation Agreement with Alan J. Lane dated April 19, 2006

         10.36.1 Amendment to the Frank J. Mercardante Employment Agreement dated April 19, 2006

         10.37 Life Insurance Endorsement Method Split Dollar Plan Agreement with Alan J. Lane dated June 19, 2005

         10.37.1 Amendment to Life Insurance Endorsement Method Split Dollar Plan Agreement with Alan J. Lane dated April 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 SOUTHWEST COMMUNITY BANCORP

DATE: April 28, 2006
                                                 By: /s/ Frank J. Mercardante
                                                     ---------------------------
                                                            Frank J. Mercardante
                                                         Chief Executive Officer